Subsequent Events	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
Subsequent Events	SUBSEQUENT EVENTS
The Company evaluated subsequent events from December 31, 2022, the date of these consolidated financial statements, through March 9, 2023, which represents the date the consolidated financial statements were issued, for events requiring adjustment to or disclosure in these consolidated financial statements. Except as discussed below, there are no events that require adjustment to or disclosure in these consolidated financial statements.
Delaware Petition
The Company filed a petition on February 10, 2023 in the Delaware Court of Chancery (the “Court of Chancery”) under 8 Del. C. §205, or Section 205 of the Delaware General Corporation Law (the “Petition”) in order to resolve potential uncertainty with respect to the validity of the Company's certificate of incorporation and the Company’s capitalization resulting from a recent Court of Chancery ruling. The Court of Chancery set a hearing date for February 27, 2023.
On February 27, 2023, the hearing took place and the Court of Chancery approved the Company’s request for relief. The Court of Chancery then entered an order under 8 Del. C. §205 on February 27, 2023 (1) declaring the Company’s current certificate of incorporation (the “Current Certificate of Incorporation”), including the filing and effectiveness thereof, as validated and effective retroactive to the date of its filing with the Office of the Secretary of State of the State of Delaware on June 9, 2021, and all amendments effected thereby and (2) ordering that the Company’s securities (and the issuance of the securities) described in the Petition and any other securities issued in reliance on the validity of the Current Certificate of Incorporation are validated and declared effective, each as of the original issuance dates.
Credit Facility Amendment
On March 6, 2023, the Company entered into the fifteenth amendment to the credit agreement. As part of the amendment, the maturity date of the revolving loan facility and the term loans was extended to June 4, 2025 and the commitments under the revolving loan facility were reduced to $75,000 from $125,000. Additionally, the benchmark rate underlying the annual interest rate on both the revolving loan facility and the term loans was changed from LIBOR to SOFR, subject in each case to a 3% floor plus applicable credit adjustment spread, which is fixed at 0.10% in each case. The spread above the benchmark rate on the revolving facility was increased to 8.5% from 7.5% while the spread above the benchmark rate on the term loans remained at 8%.
In connection with the amendment to the Credit Facility, we repaid $25,000 of outstanding principal amount of the term loan and issued a warrant to purchase up to 2,000,000 shares of our common stock at an exercise price of $0.01 per share, which vests upon the earliest to occur of September 6, 2023 and a Change of Control. In addition under the terms of the credit agreement,we may be required to grant an additional 2,000,000 shares of common stock at the same exercise price under the warrant agreement if any amount of the principal balance of the term loan portion of the Credit Facility remains outstanding upon the earlier to occur of (i) December 5, 2023, (ii) an Acquisition of the Company or (iii) an Event of Default occurs under the Credit Facility prior to December 5, 2023. Such shares will become vested upon the first to occur of (i) three months after the grant date and (ii) an Acquisition of the Company, and (iii) the term loan has not been fully repaid by December 5, 2023.In addition the fifteenth amendment also updated certain financial covenants including, the Minimum Adjusted EBITDA levels, Minimum Tangible Net Worth, Minimum Liquidity and compliance with a Total Advance Rate.